                              THE CHINA FUND, INC.

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2002
                                  (UNAUDITED)

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Highlights                      1
                                                                   Asset Allocation                    2
                                                                   Chairman's Statement                3
                                                                   Investment Managers' Statements     5
                                                                   About the Portfolio Managers
                                                                   Schedule of Investments             9
                                                                   Financial Statements               14
                                                                   Notes to Financial Statements      18
                                                                   Report of Independent Auditors
                                                                   Other Information                  23
                                                                   Dividends and Distributions;       25
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan

THE CHINA FUND, INC.
KEY HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  FUND DATA
------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                              CHN
------------------------------------------------------------------------------
             LISTING DATE                           JULY 10, 1992
------------------------------------------------------------------------------
          SHARES OUTSTANDING                          10,073,173
------------------------------------------------------------------------------
     TOTAL NET ASSETS (04/30/02)                   US$169.1 MILLION
------------------------------------------------------------------------------
      NET ASSET VALUE (04/30/02)                        $16.79
------------------------------------------------------------------------------
       MARKET PRICE (04/30/02)                          $14.87
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 TOTAL RETURN
-------------------------------------------------------------------------------
    PERFORMANCE AS OF
        04/30/02:             NET ASSET VALUE(1)            MARKET PRICE
-------------------------------------------------------------------------------
        6 MONTHS                    28.60%                     39.89%
-------------------------------------------------------------------------------
    3-YEAR CUMULATIVE               46.23%                     60.83%
-------------------------------------------------------------------------------
    3-YEAR ANNUALIZED               13.51%                     17.16%
-------------------------------------------------------------------------------
    5-YEAR CUMULATIVE               -2.50%                      6.90%
-------------------------------------------------------------------------------
    5-YEAR ANNUALIZED               -0.51%                      1.34%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               DIVIDEND HISTORY
-------------------------------------------------------------------------------
       RECORD DATE                  INCOME                  CAPITAL GAINS
-------------------------------------------------------------------------------
        12/31/01                    $0.1321                      --
-------------------------------------------------------------------------------
        12/31/99                    $0.1110                      --
-------------------------------------------------------------------------------
        12/31/98                    $0.0780                      --
-------------------------------------------------------------------------------
        12/31/97                      --                       $0.5003
-------------------------------------------------------------------------------
        12/31/96                    $0.0834                      --
-------------------------------------------------------------------------------
        12/29/95                    $0.0910                      --
-------------------------------------------------------------------------------
        12/30/94                    $0.0093                    $0.6006
-------------------------------------------------------------------------------
        12/31/93                    $0.0853                    $0.8250
-------------------------------------------------------------------------------
        12/31/92                    $0.0434                    $0.0116
-------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF APRIL 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  TCL International Holdings, Ltd.                             6.6%
---------------------------------------------------------------------------------
 2.  Yanzhou Coal Mining Co.                                      4.5%
---------------------------------------------------------------------------------
 3.  Chunghwa Telecom Co., Ltd.                                   4.3%
---------------------------------------------------------------------------------
 4.  Taipei Bank                                                  4.2%
---------------------------------------------------------------------------------
 5.  Phoenixtec Power Co., Ltd.                                   4.0%
---------------------------------------------------------------------------------
 6.  Zhejiang Expressway Co., Ltd.                                3.4%
---------------------------------------------------------------------------------
 7.  Ho Tung Chemical, Corp.                                      2.8%
---------------------------------------------------------------------------------
 8.  Pacific Construction Co., Ltd.                               2.8%
---------------------------------------------------------------------------------
 9.  Chinadotcom, Corp.                                           2.6%
---------------------------------------------------------------------------------
10.  Synnex Technologies International, Corp.                     2.6%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                               DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  Kowloon Development Co., Ltd.                                2.3%
---------------------------------------------------------------------------------
 2.  A-S China Plumbing Products, Ltd.                            1.9%
---------------------------------------------------------------------------------
 3.  Moulin International Holding, Ltd.                           1.2%
---------------------------------------------------------------------------------
 4.  New World Sun City, Ltd.                                     0.3%
---------------------------------------------------------------------------------

* Percentages based on net assets at April 30, 2002.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders:

I am pleased to present the semi-annual report of The China Fund, Inc. (the "Fund") for the six months ended April 30, 2002. During this period the Fund's Net Asset Value ("NAV") per share increased 28.6% (which reflects an adjustment for the US$0.13 per share distribution paid to shareholders in January 2002) to US$16.79 from US$13.19 and its market value increased by 39.9% to US$14.87 per share from US$10.74 per share.

Global markets rebounded as U.S. consumer spending proved more resilient than had been expected to the shock of the events of September 11th and subsequent military operations in Afghanistan. The People's Republic of China and Hong Kong stock markets, which had proved defensive in 2001 on China's relatively high economic growth, were laggards in this rebound as investors sought markets which were perceived to be more sensitive to a rebound in North American demand. The Fund managed to capture part of this performance by our high exposure relative to our peers in Taiwan (over 32% of the Fund throughout the period). We continue to believe that there is excellent value to be found in Taiwanese companies which concentrate on the domestic economy ("domestic" here defined as Taiwan and China) rather than companies focusing on exports to the U.S. We believe in the remainder of 2002 that investors may have to pare back over-sanguine expectations about U.S. growth. This should increase interest among U.S. investors in emerging markets, where they can invest in faster growth at lower valuations than is available in their domestic market. Those economies with large domestic economies such as China, whose growth is less synchronized with demand in the U.S., should be prime beneficiaries of this fund flow.

The Fund continues to concentrate its efforts on entrepreneurial companies in the private sector, rather than the state-owned enterprises ("SOEs") which represent a declining part of the economy. While the risk in these individual companies, which are often small and relatively young, is high, we believe that a spread of such investments will provide superior returns to investment in large cap SOEs, where management's goals often diverge from those of shareholders. We think that a growing confidence on the part of Chinese authorities born of mounting foreign exchange reserves, combined with a need to attract foreign portfolio capital, could well lead to the introduction of "QDI" and "QFI" systems later this year. "QDI" would allow a limited amount of capital from "Qualified Domestic Investors" to invest in the Hong Kong market. "QFI" would allow "Qualified Foreign Investors" access to the US$500 billion domestic "A" share market. "QFI" would have the greater long-term significance in boosting the range and scale of Chinese companies available for foreign investment. However, "QDI" could have a short-term effect in boosting some of the Hong Kong-listed companies with which domestic investors are most familiar. Therefore our protestations of investing in the private sector notwithstanding, investors may notice some tactical investment in some of the more attractive SOEs to take advantage of the QDI announcement.

The managers of the unlisted portfolio of your Fund made their first investment since taking over management, in a listed Hong Kong property developer which is restructuring. The direct investment portfolio now represents 5.7% of the Fund's assets. It is the Fund's intention to increase the weighting of direct investments, as we believe that such investments will enhance the long-term return for shareholders. This will be funded by reducing listed investments in Hong Kong and Taiwan.

During the period, we established the web-site www.thechinafundinc.com. It is part of your Board's commitment to keeping shareholders and advisers informed of the progress of the Fund. It includes background information on the Fund, performance data, managers' biographies, details of how to invest and contact information. A document library includes copies of the listed investment manager's monthly update and there are links to other websites holding information on The China Fund, Inc. If you have any questions or comments about the Fund, please contact us via the web-site or call (toll free) 1-888-CHN-CALL (246-2255).

We thank you for your continued support.

Sincerely,

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS FOR THE SEMI-ANNUAL PERIOD ENDED
APRIL 30, 2002

MARKET REVIEW
Asian stock markets have seen a sea change in the six months ended April 30, 2002 as doubts grew about the pace of U.S. economic growth in the second half of 2001. This meant that stocks in the export-led economies of Taiwan and Korea gave back some of their earlier gains, while money started to flow back to China, a relative laggard this year in stock market performance terms. This renewed interest is based on the resilience and size of China's domestic market, as well as the potential pickup in international competitiveness that countries with pegged currencies should enjoy as the U.S. dollar weakens. A weaker currency against non-U.S. currencies may also be some slight help in alleviating deflationary pressures in China. In the long-term, we still believe that the renminbi will appreciate against the U.S. dollar, but no radical moves are likely to be taken on the currency, or indeed any other sensitive matters, ahead of the 16th party congress in October. Jiang Zemin's anointed successor as party secretary, Hu Jin Tao, has now been introduced to his main counterparts in the U.S. and Europe, but the leadership's summer deliberations by the seaside at Beidaiho are still likely to be more fraught than normal.

China's economic growth accelerated to 7.6% in first quarter 2002 from 6.6% in fourth quarter 2001 on good export growth and fixed asset investment. While a skeptical approach to macro numbers from China is justified, the trend is clear and the Q1 statistics for power generation (+9.4% year over year), a good proxy for economic activity, tell the same story. Sustained trade surpluses and the inflow of foreign direct investment have now boosted foreign exchange reserves to US$223.5 billion and encouraged a more confident tone in official comments on the economy.

Over the period, the Fund's net asset value increased 28.6%. This compares with a 30.5% increase in the MSCI Golden Dragon Index over the same period. The best performing markets were the Taiwan Weighted Index and the Hang Seng China Enterprise Index, which rose during the period by 56% and 15.7%, respectively. This strong performance in Taiwan was triggered by the prospects of a U.S. economic recovery and a perception of Taiwan being more geared to U.S. demand. Of the other Chinese markets, the small "B" share markets fell by 9.7% and the large "A" share market, which is not yet open to foreign investors, declined by 3.6% due to uncertainty over plans for selling the state's holdings in the listed companies.

INVESTMENT STRATEGY
The Fund was 98.4% invested based on net assets with holdings in 54 companies as of April 30, 2002. Of the portfolio, 32.6% was invested in Taiwan, where holdings are biased to "China plays" and companies focused on the domestic market, rather than exporters. There was also 5.7% in direct investments on that date.

We took advantage of a sell-down of "P" shares (private sector companies listed in Hong Kong) to invest in WAH SANG GAS and EURO-ASIA, and add to the position in CHINA RARE EARTH, a potential beneficiary of a recovery in the electronic sector. We have increased the portfolio exposure to cyclical industries by switching out of holdings

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS FOR THE SEMI-ANNUAL PERIOD ENDED
APRIL 30, 2002 (CONTINUED)

in Huaneng Power and Sinopec in favor of China's largest polyester company SINOPEC YIZHENG CHEMICAL FIBRE. We have also added the new private-sector gas and oil services company, GEOMAXIMA. In anticipation of QDI (the opening of the Hong Kong market to qualified domestic Chinese investors), we have bought ANHUI EXPRESSWAY, which is the type of small, cheap H-share which might appeal to domestic investors. We have invested in entrepreneurial small cap stocks with the purchase of MAINLAND HEADWEAR and the Shanghai-based cosmetics and spa chain NATURAL BEAUTY. The main portfolio change in April of 2002 was a decision to buy CHINA MOBILE. The listed manager has not invested in telecom stocks since taking over management last year. However, we believe that pessimism on the sector has now peaked and the stock of China's leader in mobile telephones has fallen to a reasonable level; it will be a prime investment target as large institutional funds increase their weightings in emerging markets. Among the small, entrepreneurial companies, we have taken profits on Chaoda, Euro-Asia and Global Biochem, shifting funds in the fast growing Singapore-listed pork processor, PEOPLE'S FOOD, which should receive greater recognition when it lists on the Hong Kong Stock Exchange. In Taiwan, we have switched out of notebook PC maker Inventec in favor of the under-valued CHENG SHIN RUBBER, which is now the leading company in China's tire market. We have added to our holdings in Taiwan's leading logistics company SYNNEX, which is accelerating its expansion on the mainland, and the autoparts maker TONG YANG, whose six plants on the mainland have all now turned profitable. We closed out the New Taiwan dollar hedge as the Yen has appeared to have stabilized against the U.S. dollar.

REVIEW OF DIRECT INVESTMENTS
China's economy remains strong, especially relative to other Asian countries. Its much anticipated entry into the World Trade Organization ("WTO") was confirmed at the Doha meeting in late 2001. China's challenge is to meet the requirements of being a WTO member without causing too much shock to its economy. Fortunately, China is becoming a highly efficient manufacturer. Costs are falling with abundant labor migrating from rural areas. Fierce domestic competition ensures falling component prices. More and more private sector enterprises are emerging as viable direct investment targets in line with the growth of the Chinese economy.

Since our last report, the Fund has added one new investment to its Direct Investments portfolio. Kowloon Development Company Limited is a Hong Kong real estate developer. The new management and controlling shareholder intends to grow the company into a major real estate company in Hong Kong. It is expected that the Fund will make another investment of US$3 million in an unlisted leasing company based in Hong Kong by the end of May.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

A description of the Fund's Direct Investment portfolio as of April 30, 2002 is set out below:

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The Project has a total permissible floor area of approximately 1.2 million square meters. NWSC is close to completing the sale of the units of the Project and is planning new developments near the Project. The Fund has received interest and repayments on its investment, totaling US$3.91 million or 107% of its original investment cost.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established in 1994 to produce and distribute a complete line of sanitary ware products through the acquisition of seven joint ventures in China. The company is a subsidiary of American Standard, Inc. ("ASI"), a U.S. based international manufacturer of plumbing products, air conditioners, automobile and medical systems products. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China. The Fund has made a provision of US$0.98 million against the carrying value of this investment to better reflect its current value.

MOULIN INTERNATIONAL HOLDINGS LIMITED ("MIH")
MIH is engaged in the manufacture, distribution and retailing of optical frames. The company is listed on the Hong Kong Stock Exchange. It is one of the largest optical frame manufacturers and distributors in the world. Customers of MIH are primarily authorized licensees of designer brands, leading distributors and retail chains. In recent years, the company acquired a number of optical frame distributors in Europe in order to increase and strengthen its distribution business.

KOWLOON DEVELOPMENT COMPANY LIMITED ("KDCL")
KDCL engages principally in property development and management in Hong Kong. The company is listed on the Hong Kong Stock Exchange. The Fund purchased its stake directly from the new controlling shareholder. The new management has considerable experience in property development in Hong Kong and Macau. It intends to take advantage of the current depressed Hong Kong property market to increase the size of its property holdings.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
In December 1996, the Fund made a full provision against the cost of its investment in Siu Fung, which owns a group of joint ventures in China that engaged in the manufacture and sale of ceramics products, including tiles and sanitary ware. The company is currently under compulsory liquidation as a result of winding-up orders granted by the High Court of Hong Kong Special Administrative Region on May 9, 2000.

Sincerely,
Chris Ruffle, Listed Investment Manager, Martin Currie Inc.
KOH Kuek Chiang, Direct Investment Manager, Asian Direct Capital Management

LISTED INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 13 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Taiwan Opportunities Fund and The China Heartland Fund.

DIRECT INVESTMENT MANAGER
Mr. KOH Kuek Chiang is the Executive Director of Asian Direct Capital Management and is the portfolio manager of the Fund's portfolio of direct securities. Mr. Koh joined ADCM in 1998. Mr. Koh has over ten years of private equity investment experience in the U.S., Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunications equipment, biotechnology, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHANGHAI "B" SHARES
  CONSUMER STAPLES -- (2.2%)
     Shanghai Friendship Group Co., Inc. ...................   3,530,000            $  3,717,090
                                                                                    ------------
  INDUSTRIALS -- (0.9%)
     Shanghai Matsuoka, Co. ................................     981,850               1,561,142
                                                                                    ------------
          TOTAL CHINA -- SHANGHAI "B" SHARES -- (Cost
            $5,045,343)                                                      3.1%      5,278,232
                                                                             ---    ------------
CHINA -- SHENZHEN "B" SHARES
  INDUSTRIALS -- (2.0%)
     Luthai Textile Co., Ltd. ..............................   1,999,869               2,289,873
     Weifu High-Technology Co., Ltd. .......................   1,397,550               1,039,330
                                                                                    ------------
                                                                                       3,329,203
                                                                                    ------------
          TOTAL CHINA -- SHENZHEN "B" SHARES -- (Cost
            $3,116,314)                                                      2.0%      3,329,203
                                                                             ---    ------------
          TOTAL CHINA -- (Cost $8,161,657)                                   5.1%      8,607,435
                                                                             ---    ------------
HONG KONG
  CONSUMER DISCRETIONARY -- (5.4%)
     Brilliance China Automotive Holdings, Ltd. ............  24,300,000               4,175,124
     China Travel International Investment Hong Kong,
       Ltd. ................................................   7,218,000               1,443,776
     Shangri-La Asia, Ltd. .................................   3,600,000               3,461,960
                                                                                    ------------
                                                                                       9,080,860
                                                                                    ------------
  CONSUMER STAPLES -- (3.7%)
     Chaoda Modern Agriculture (Holdings), Ltd. ............   8,500,000               3,078,901
     Euro-Asia Agricultural (Holdings) Co., Ltd.*...........   4,900,000               1,664,946
     Mainland Headwear Holding, Ltd. .......................   5,000,000               1,554,677
                                                                                    ------------
                                                                                       6,298,524
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  FINANCIALS -- (1.0%)
     China Overseas Land & Investment, Ltd. ................  14,200,000            $  1,711,491
                                                                                    ------------
  HEALTH CARE -- (2.9%)
     Global Bio-chem Technology Group Co., Ltd. ............   4,700,000               1,657,253
     LifeTec Group, Ltd.*...................................  65,346,000               1,499,790
     Natural Beauty Bio-Technology, Ltd. ...................  13,200,000               1,827,915
                                                                                    ------------
                                                                                       4,984,958
                                                                                    ------------
  INDUSTRIALS -- (0.7%)
     Chen Hsong Holding, Ltd. ..............................   6,630,000               1,181,644
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (12.7%)
     Arcontech, Corp. ......................................   9,000,000               1,396,324
     Automated Systems Holdings, Ltd. ......................     368,000                 103,807
     Chinadotcom, Corp.*....................................   1,655,600               4,387,340
     Jackin International, Ltd.*............................   5,000,000                 179,509
     Sunway International Holdings, Ltd.*...................  12,664,000                 617,039
     TCL International Holdings, Ltd. ......................  37,318,000              11,244,613
     TPV Technology, Ltd. ..................................   8,764,000               3,511,646
                                                                                    ------------
                                                                                      21,440,278
                                                                                    ------------
  MATERIALS -- (4.1%)
     China Rare Earth Holdings, Ltd. .......................  12,600,000               3,352,331
     Fountain Set (Holdings), Ltd. .........................  15,250,000               3,656,535
                                                                                    ------------
                                                                                       7,008,866
                                                                                    ------------
  TELECOMMUNICATIONS -- (2.5%)
     Asia Satellite Telecommunications Holdings, Ltd. ......   1,693,000               2,615,787
     China Mobile (Hong Kong), Ltd.*........................     480,000               1,572,499
                                                                                    ------------
                                                                                       4,188,286
                                                                                    ------------
  UTILITIES -- (2.5%)
     Geomaxima Holdings, Ltd. ..............................  12,400,000               1,939,723
     Wah Sang Gas Holdings, Ltd.*...........................  16,998,000               2,288,471
                                                                                    ------------
                                                                                       4,228,194
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $51,574,366)                             35.5%     60,123,101
                                                                            ----    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG -- "H" SHARES
  ENERGY -- (4.5%)
     Yanzhou Coal Mining Co. ...............................  19,000,000            $  7,613,107
                                                                                    ------------
  INDUSTRIALS -- (1.5%)
     Sinopec Yizheng Chemical Fibre Co., Ltd. ..............  14,694,000               2,505,820
                                                                                    ------------
  UTILITIES -- (5.8%)
     Anhui Expressway Co., Ltd. ............................   6,950,000               1,612,953
     Beijing Capital International Airport Co., Ltd. .......  10,384,000               2,476,486
     Zhejiang Expressway Co., Ltd. .........................  19,814,000               5,716,273
                                                                                    ------------
                                                                                       9,805,712
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $15,561,170)                                                    11.8%     19,924,639
                                                                            ----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost $67,135,536)
                                                                            47.3%     80,047,740
                                                                            ----    ------------
SINGAPORE
  CONSUMER STAPLES -- (2.2%)
     Want Want Holdings, Ltd. ..............................   1,900,000               3,667,000
                                                                                    ------------
  DIVERSIFIED -- (0.3%)
     Asia Dekor Holdings, Ltd. .............................   7,374,000                 589,920
                                                                                    ------------
  FOODS -- (1.5%)
     People's Food Holdings, Ltd. ..........................   4,400,000               2,476,206
                                                                                    ------------
          TOTAL SINGAPORE -- (Cost 5,959,483)                                4.0%      6,733,126
                                                                             ---    ------------
TAIWAN
  CONSUMER DISCRETIONARY -- (6.1%)
     Pacific Construction Co., Ltd. ........................  32,841,000               4,717,283
     Synnex Technologies International, Corp. ..............   3,084,000               4,296,429
     Tainan Enterprises Co., Ltd. ..........................   1,000,000               1,246,034
                                                                                    ------------
                                                                                      10,259,746
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  CONSUMER STAPLES -- (0.9%)
     Lian Hwa Foods, Corp. .................................   3,392,000            $  1,624,090
                                                                                    ------------
  FINANCIALS -- (8.6%)
     Polaris Securities Co., Ltd. ..........................   8,042,000               4,012,882
     Sinopac Holdings Co.*..................................   7,186,991               3,432,362
     Taipei Bank............................................  10,115,400               7,060,648
                                                                                    ------------
                                                                                      14,505,892
                                                                                    ------------
  INDUSTRIALS -- (6.4%)
     Cheng Shin Rubber Industry Co., Ltd. ..................   2,000,000               1,517,162
     China Synthetic Rubber, Corp. .........................   9,919,440               3,604,988
     Choice Lithograph, Inc. ...............................   6,273,000               3,546,316
     Tong Yang Industry Co., Ltd.*..........................   3,532,000               2,129,184
                                                                                    ------------
                                                                                      10,797,650
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (7.2%)
     Ability Enterprise Co., Ltd. ..........................   1,700,000               1,632,824
     Advantech Co., Ltd. ...................................     959,100               2,434,404
     Elan Microelectronics, Corp. ..........................   1,000,000               1,263,340
     Phoenixtec Power Co., Ltd. ............................   7,595,000               6,834,843
                                                                                    ------------
                                                                                      12,165,411
                                                                                    ------------
  MATERIALS -- (2.8%)
     Ho Tung Chemical, Corp. ...............................   7,732,950               4,728,542
                                                                                    ------------
  TELECOMMUNICATIONS -- (4.3%)
     Chunghwa Telecom Co., Ltd. ............................   4,908,000               7,290,510
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $48,232,087)                                36.3%     61,371,841
                                                                            ----    ------------
          TOTAL COMMON STOCK AND OTHER
            EQUITY INTERESTS -- (Cost $129,488,763)                         92.7%    156,760,142
                                                                            ----    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
DIRECT INVESTMENTS
  MANUFACTURING, DISTRIBUTION AND RETAIL -- (1.2%)
     Moulin International Holding, Ltd. (acquired
       8/17/99)(1)..........................................   2,000,000            $  2,003,922
                                                                                    ------------
  REAL ESTATE -- (2.6%)
     Kowloon Development Co., Ltd. (acquired 3/1/02)........   6,520,000               3,908,296
     New World Sun City, Ltd. (acquired 12/12/92)(1)........          83                 449,421
                                                                                    ------------
                                                                                       4,357,717
                                                                                    ------------
  SANITARY WARE -- (1.9%)
     A-S China Plumbing Products, Ltd. (acquired
       4/14/94)(1)..........................................         450               3,200,000
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $17,635,055)                     5.7%      9,561,639
                                                                                    ------------
TOTAL INVESTMENTS -- (Cost $147,123,818) (Note E)                           98.4%    166,321,781
                                                                                    ------------
OTHER ASSETS AND LIABILITIES                                                 1.6%      2,812,887
                                                                                    ------------
NET ASSETS                                                                 100.0%   $169,134,668
                                                                           =====    ============

Notes to Schedule of Investments

  * Denotes non-income producing security

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Note A and B to the Financial Statements.
                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACT TO SELL

                                                UNDERLYING FACE     UNREALIZED
                                                   AMOUNT OF       APPRECIATION
CONTRACT DATE       CURRENCY          UNITS          VALUE        (DEPRECIATION)*
-------------       --------          -----     ---------------   ---------------
6/17/02         New Taiwan Dollar  964,748,270    $27,431,000        $(386,174)
                                                                     =========
                                 CONTRACT TO BUY

6/17/02         New Taiwan Dollar  964,748,270    $27,923,249        $(106,076)
                                                                     =========

* Does not include foreign currency spot contracts sold with unrealized appreciation of $1,738 or foreign currency spot contracts purchased with unrealized depreciation of $3,692.

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in listed investments, at value (cost
     $129,488,763) (Note A).................................  $156,760,142
  Investments in direct investments, at value (cost
     $17,635,055) (Note A and B)............................     9,561,639
  Cash......................................................       244,257
  Foreign currency, at value (cost $1,917,342)..............     1,918,237
  Receivable for investments sold...........................     1,853,175
  Dividends and interest receivable.........................       269,894
  Receivable for currency sold..............................         1,738
                                                              ------------
TOTAL ASSETS................................................   170,609,082
                                                              ------------
LIABILITIES
  Payable for investments purchased.........................       774,476
  Payable for currency purchased............................       495,942
  Investment management fee payable (Note C)................       135,108
  Administration, custodian and transfer agent fees
     payable................................................        13,061
  Accrued expenses and other liabilities....................        55,827
                                                              ------------
TOTAL LIABILITIES...........................................     1,474,414
                                                              ------------
TOTAL NET ASSETS............................................  $169,134,668
                                                              ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D).......................  $    100,732
  Capital paid in excess of par (Note D)....................   147,069,022
  Distributions in excess of net investment income..........      (863,101)
  Accumulated net realized gain on investments and foreign
     currency transactions..................................     4,119,635
  Net unrealized appreciation on investments, options and
     foreign currency transactions..........................    18,708,380
                                                              ------------
TOTAL NET ASSETS............................................  $169,134,668
                                                              ============
NET ASSET VALUE PER SHARE...................................        $16.79
                                                                    ======
  ($169,134,668/10,073,173 shares of common stock
     outstanding)

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- listed investments (net of foreign tax
     withholding $181)......................................  $   461,568
  Interest income -- listed and short-term investments......       25,320
  Interest income -- direct investments.....................       67,585
                                                              -----------
     TOTAL INVESTMENT INCOME................................      554,473
                                                              -----------
EXPENSES:
  Investment Management fees (Note C).......................      670,025
  Custody fees and expenses.................................      178,252
  Directors' fees and expenses (Note C).....................      156,850
  Legal fees................................................      128,638
  Administration fees and expenses..........................      114,938
  Insurance expense.........................................       42,118
  Printing and postage expense..............................       38,861
  Audit and tax service fees................................       36,378
  Stock Exchange Listing Fee................................       17,649
  Transfer Agent fees and expenses..........................       12,384
  Shareholder services fees.................................        4,841
  Miscellaneous expenses....................................       16,640
                                                              -----------
     TOTAL EXPENSES.........................................    1,417,574
                                                              -----------
NET INVESTMENT LOSS.........................................     (863,101)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
  Net realized gain on listed investment transactions.......    5,377,773
  Net realized loss on foreign currency transactions........       (2,838)
                                                              -----------
                                                                5,374,935
                                                              -----------
  Net change in unrealized appreciation (depreciation) on
     listed investments and foreign currency transactions...   33,102,030
  Net change in unrealized appreciation (depreciation) on
     direct investments and options.........................      (60,600)
                                                              -----------
                                                               33,041,430
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................   38,416,365
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $37,553,264
                                                              ===========

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SIX MONTHS
                                                                   ENDED             YEAR ENDED
                                                               APRIL 30, 2002     OCTOBER 31, 2001
                                                              ----------------    ----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..............................    $   (863,101)       $  1,409,470
  Net realized gain on investments and foreign currency
     transactions...........................................       5,374,935           5,115,719
  Net change in unrealized appreciation on investments and
     foreign currency translations..........................      33,041,430           1,766,976
                                                                ------------        ------------
  Net increase in net assets from operations................      37,553,264           8,292,165
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (1,330,135)                 --
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........      (1,330,135)                 --
                                                                ------------        ------------
NET INCREASE IN NET ASSETS..................................      36,223,129           8,292,165
                                                                ------------        ------------
NET ASSETS:
Beginning of period.........................................     132,911,539         124,619,374
                                                                ------------        ------------
End of period, including undistributed net investment income
  (loss) of $(863,101) and $1,330,135, respectively.........    $169,134,668        $132,911,539
                                                                ============        ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR PERIOD(S) INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     SIX MONTHS
                                        ENDED                     YEAR ENDED OCTOBER 31,
                                      APRIL 30,    -----------------------------------------------------
                                        2002         2001       2000       1999       1998        1997
                                     -----------   --------   --------   --------   --------    --------
                                     (UNAUDITED)
PER SHARE OPERATION PERFORMANCE(1)
Net asset value, beginning of
  period...........................   $  13.19     $  12.37   $  12.74   $  10.84   $  16.97    $  13.24
  Net investment income (loss).....      (0.35)        0.14      (0.03)      0.12       0.08(2)    (0.02)(2)
  Net realized and unrealized gain
    (loss) on investment and
    foreign currency
    transactions...................       4.08         0.68      (0.23)      1.86      (5.71)       3.83
                                      --------     --------   --------   --------   --------    --------
Total income (loss) from investment
  operations.......................       3.73         0.82      (0.26)      1.98      (5.63)       3.81
                                      --------     --------   --------   --------   --------    --------
Less distributions:
  Dividend from net investment
    income.........................      (0.13)        0.00      (0.11)     (0.08)      0.00       (0.08)
  Distributions from net realized
    capital gains..................       0.00         0.00       0.00       0.00      (0.50)       0.00
                                      --------     --------   --------   --------   --------    --------
Total distributions................      (0.13)        0.00      (0.11)     (0.08)     (0.50)      (0.08)
                                      --------     --------   --------   --------   --------    --------
Net asset value, end of period.....   $  16.79     $  13.19   $  12.37   $  12.74   $  10.84    $  16.97
                                      ========     ========   ========   ========   ========    ========
Per share market value, end of
  period...........................   $  14.87     $  10.74   $   8.94   $   9.94   $   8.75    $  13.31
                                      ========     ========   ========   ========   ========    ========
TOTAL INVESTMENT RETURN (BASED ON
  MARKET VALUE)....................      39.89%       20.13%     (9.14)%    14.65%    (31.98)%     13.88%
                                      ========     ========   ========   ========   ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (000's)..........................   $169,135     $132,912   $124,619   $128,303   $116,891    $184,035
Ratio of expenses to average net
  assets...........................       1.85%        2.39%      2.12%      2.28%      2.22%(2)     2.15%(2)
Ratio of net investment income
  (loss) to average net assets.....      (1.13)%       1.09%     (0.21)%     0.95%      0.68%      (0.11)%
Portfolio turnover rate............         36%         115%       108%        75%        24%         39%

(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
    (loss) per share is after the waiver of a portion of the fee by HSBC Management (Note C). Had HSBC Management not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows: For the year ended October 31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for six months ended, April 30, 2002 relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Fund's Board of Directors. Direct Investments are valued at fair value as determined by the Fund's Board of Directors based on advice from the Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Fund's Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTIONS CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At April 30, 2002, Direct Investments amounting to $5,653,344 (3.3% of net assets) have been valued at fair value as determined by the Fund's Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note A -- Security Valuation). The procedures applied by the Fund's Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Fund's Board of Directors, based on advice from the Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Fund's Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. ("Martin Currie") is the manager of the Fund's Listed Assets, and is paid a fee, computed weekly and payable monthly, at the following annual rates: 1.00% of the first US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.90% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.70% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$75 million.

Asian Direct Capital Management ("ADCM") is the manager of the Fund's direct investments and is entitled to a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in direct investments.

No director, officer or employee of Martin Currie or ADCM or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of Martin Currie or ADCM or any affiliate thereof) an annual fee of $27,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. Prior to April 1, 2002 the Fund paid State Street a fee at the annual rate of 0.14% of the Fund's average daily net assets up to $150 million, 0.12% of the next $150 million, and 0.07% of those assets in excess of $300 million, subject to certain minimum requirements. Effective April 1, 2002 the Fund approved an increase in the administration fees to an annual rate of 0.18% of the Fund's average daily net assets up to $150 million, 0.16% of the next $150 million, and 0.11% of those assets in excess of $300 million, subject to certain minimum requirements.

State Street also serves as the Fund's custodian. Fees are paid by the Fund monthly for custody services rendered by State Street are based upon assets of the Fund and on transactions entered into by the Fund during the period and are included in the Statement of Operations.

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the six months ended April 30, 2002, the Fund did not participate in this program.

NOTE E -- INVESTMENT TRANSACTIONS
For the six months ended April 30, 2002, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $53,755,032 and $51,824,019, respectively. At April 30, 2002, the cost of investments for federal income tax purposes was $147,123,818. Gross unrealized appreciation of investments was $32,521,506, while gross unrealized depreciation of investments was $13,323,542, resulting in

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

net unrealized appreciation of investments of $19,197,964. In addition, as of October 31, 2001, the Fund had a capital loss carryforward of $1,255,301 for Federal income tax purposes, which may be utilized to offset future capital gains through October 31, 2008.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G -- OPTIONS
For the six months ended April 30, 2002, the following reflects the written option activity:

                                                                  CALL OPTIONS WRITTEN
                                                             ------------------------------
                                                             NUMBER OF CONTRACTS    PREMIUM
                                                             -------------------    -------
Balance as of October 31, 2001.............................          80             $   --
Written....................................................          --                 --
Closed.....................................................          --                 --
                                                                     --             ------
Outstanding as of April 30, 2002...........................          80             $
                                                                     ==             ======

NOTE H -- RESULTS OF ANNUAL STOCKHOLDER MEETING

1.)ELECTION OF CLASS II DIRECTOR -- The stockholders of the Fund elected
   Kathleen Cuocolo to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2004.

                                                      FOR         WITHHELD AUTHORITY
                                                 -------------    ------------------
Kathleen Cuocolo...............................  6,429,999.073      1,608,516.958

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    ELECTION OF CLASS III DIRECTORS -- The stockholders of the Fund elected Joe
    O. Rogers, Alan Tremain and Nigel S. Tulloch to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2005.

                                                      FOR         WITHHELD AUTHORITY
                                                 -------------    ------------------
Joe O. Rogers..................................  5,682,462.803      2,356,053.228
Alan Tremain...................................  5,681,171.697      2,357,344.334
Nigel S. Tulloch...............................  5,682,462.803      2,256,053.228

THE CHINA FUND, INC.
OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECT INVESTMENT MANAGER

At the Stockholders Meeting, held June 15, 2001, the stockholders approved the appointment of ADCM as the new manager of the Fund's direct investments. ADCM has the responsibility for management of the Fund's existing direct investments and for making new direct investments on behalf of the Fund. ADCM was established in 1997 as part of State Street Global Advisers, the investment management division of State Street Corporation.

LISTED INVESTMENT MANAGEMENT

At the Stockholders Meeting held June 15, 2001, the stockholders approved the appointment of Martin Currie Inc. as the new manager of the Fund's listed investments. Martin Currie Inc. was established in 1978 and is a wholly owned subsidiary of Martin Currie Ltd.

BYLAW AMENDMENTS

On September 26, 2001, the Board of Directors approved an amendment to the Fund's Bylaws to set forth provisions requiring a majority of stockholders to request in writing a special meeting of the stockholders. On this date, the Board of Directors also approved an amendment to the Fund's Bylaws to set forth provisions allowing for the Board of Directors to elect a successor to fill a vacancy on the Board for the remainder of the full term of the class of Director in which the vacancy occurred.

The Fund's special meeting Bylaw provisions provide that, special meetings of stockholders shall also be called by the Secretary or the Board of Directors upon receipt of the request in writing signed by stockholders holding not less than a majority of the votes entitled to be cast thereat. Such request shall state the purpose or purposes of the proposed meeting and the matters proposed to be acted on at such proposed meeting. The Fund's Directors' vacancy Bylaw provisions provide that, in case of any vacancy in the Board of Directors through death, resignation or other cause, other than an increase in the number of Directors, subject to the provisions of law, a majority of the remaining Directors, although a majority is less than a quorum, by an affirmative vote, may elect a successor to hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or until his successor is chosen and qualified.

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED)
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PRIVACY POLICY

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                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.
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                                        24

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
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The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
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In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.
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UNITED STATES ADDRESS
The China Fund, Inc.
225 Franklin Street
Boston, MA 02111
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Kathleen C. Cuocolo, Director and President
Sir Alan Donald KCMG, Director
Michael F. Holland, Director
Burton Levin, Director
James J. Lightburn, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Glenn N. Francis, Jr., Treasurer
Ann M. Casey, Secretary
Leonard B. Mackey, Jr., Assistant Secretary

INVESTMENT MANAGER
Martin Currie Inc.

DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
Georgeson Shareholder

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP